UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 14, 2022

Americas Technology Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39807	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16500 Dallas Pkwy #305

Dallas, TX 75248

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (303) 885-8688

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one-half of Redeemable Warrant	ATA.U	The New York Stock Exchange

Ordinary Shares, par value $0.0001 per share	ATA	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Ordinary Share for $11.50 per share	ATA WS	The New York Stock Exchange

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 11, 2022, an aggregate of $1,150,000 (the “Extension Payment”) was deposited by ATAC Limited Partnership, a Delaware limited partnership (the “Sponsor”), into the trust account of Americas Technology Acquisition Corp. (“Company”) for the Company’s public shareholders, representing $0.10 per public share, which enables the Company to extend the period of time it has to consummate its initial business combination by three months from March 17, 2022 to June 17, 2022 (the “Extension”). The Extension is the second of the two three-month extensions permitted under ATAC’s governing documents.

In connection with the Extension Payment, the Company issued to the Sponsor an unsecured promissory note (the “Note”) having a principal amount equal to the amount of the Extension Payment. The Note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Company’s initial business combination is consummated and (ii) the date of the liquidation of the Company.

A copy of the Note is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

Item 7.01 Regulation FD Disclosure.

On March 14, 2022, the Company issued a press release (the “Press Release”) announcing that the Extension Payment had been made and that the Company had issued the Note to the Sponsor in connection therewith. A copy of the Press Release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Promissory Note, dated March 14, 2022, issued by Americas Technology Acquisition Corp. to ATAC Limited Partnership.
99.1	Press Release, dated March 14, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Americas Technology Acquisition Corp.

Date: March 14, 2022	By:	/s/ Jorge Marcos
		Name:	Jorge Marcos
		Title:	Chief Executive Officer